SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 25, 2005 (February 19, 2005)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street Niagara Falls, NY (Seneca Nation Territory)		14303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable
(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 19, 2005, Arnold Cooper II resigned from the board of directors of the Seneca Gaming Corporation as required pursuant to the Seneca Gaming Corporation Charter, which prohibits an individual from serving on the board of directors if the individual has an economic interest in the Seneca Gaming Corporation’s activities.  On February 19, 2005, the Council of the Seneca Nation of Indians, or Council, accepted a recommendation from the board of directors of Seneca Gaming Corporation to award a contract for the purchase of furniture and fixtures for its luxury hotel being constructed at Seneca Niagara Casino to a company partially owned by Mr. Cooper’s wife. Pursuant to the Seneca Gaming Corporation Charter, on February 19, 2005, the Council appointed two individuals to replace Mr. Cooper and to fill an additional vacancy on the Seneca Gaming Corporation’s board of directors.  A copy of the resignation letter submitted by Mr. Cooper is attached to this Current Report as Exhibit 17.1.

The Council appointed the following individuals to serve on the Seneca Gaming Corporation’s board of directors:

Norman Cochise Redeye.  Mr. Redeye is currently a detective in the Erie County Sheriff’s Office, a position he has held since 1981.  In addition, Mr. Redeye has served as a Lay Advocate in the Seneca Nation of Indians Peacemakers’ Court for the past 20 years. Since 2004, Mr. Redeye has also served as a member of the board of directors of the Seneca Erie Gaming Corporation. Prior to joining the Erie County Sheriff’s Office, Mr. Redeye served as a member of the U.S. Air Force from 1974 until 1980.

Maribel Printup.  Ms. Printup currently chairs the board of trustees of the Seneca Iroquois National Museum. Ms. Printup also served as Councilor of the Council from 1998 to 2000 and was with the Bureau of Indian Affairs for 25 years. During the last 10 years in which Ms. Printup was with the Bureau of Indian Affairs, she served as National Program Coordinator for the Johnson O’Malley Program. Ms. Printup received a bachelors degree in business administration from St. Bonaventure University in 1971 and a masters degree from Pennsylvania State University State College in education in 1975.

Item 9.01  Financial Statements and Exhibits

The following exhibit is filed as a part of this Current Report on Form 8-K:

(c)                                  Exhibit

17.1                           Arnold Cooper II Director Resignation Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date:	February 25, 2005	/s/ Barry W. Brandon
		Name:	Barry W. Brandon
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*17.1	Arnold Cooper II Director Resignation Letter.

*Filed herewith